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                                                                    EXHIBIT 10.2

                       FIRST AMENDMENT TO CREDIT AGREEMENT

      This FIRST AMENDMENT TO CREDIT AGREEMENT dated as of August 17, 2004 (this "Amendment"), by and between INTERVOICE, INC., a Texas corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

                                    RECITALS:

      A. Borrower and Bank have previously entered into that certain Amended and Restated Credit Agreement dated as of June 3, 2004 (as amended through the date hereof and as may be further amended, extended, renewed, or restated from time to time, the "Agreement").

      B. Borrower and Bank now desire to amend the Agreement to modify certain provisions and to make such other amendments as provided herein.

      C. Borrower and Bank have previously entered into that certain Security
Agreement: Securities Account dated as of January 26, 2004, between Borrower and Bank (the "Securities Account Security Agreement") and that certain Securities Account Control Agreement dated as of January 26, 2004, between Borrower and Bank (the "Securities Account Control Agreement" and the Securities Account Security Agreement, collectively the "Securities Account Agreements").

      D. Bank has agreed to release Borrower from its obligations under the Securities Account Agreements.

      NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   Definitions

      Section 1.1 Definitions. All capitalized terms not otherwise defined herein shall have the same meanings given to such terms in the Agreement, as amended hereby.

                                   ARTICLE II

                                   Amendments

      Section 2.1 Amendment to Section 1.1(b). The first sentence of Section 1.1(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

            "Outstanding borrowings under the Line of Credit, to a maximum of the principal amount set forth above, shall not at any time exceed an aggregate of seventy percent (70%) of Borrower's eligible accounts receivable (the "Borrowing Base")."

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                                   ARTICLE III

                 Ratifications, Representations and Warranties

      Section 3.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Bank agree that the Agreement as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms.

      Section 3.2 Representations and Warranties. Borrower hereby represents and warrants to Bank that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower, (ii) the representations and warranties contained in the Agreement, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof (except for such representations and warranties as are limited by their express terms to a specific date), (iii) upon the effectiveness of this Amendment, no Event of Default has occurred and is continuing, and (iv) upon the effectiveness of this Amendment, Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                   ARTICLE IV

                              Conditions Precedent

      Section 4.1 Condition. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

            (a) Bank shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Bank:

            (i) This Amendment executed by Borrower and Bank.

            (ii) Such other documents as Bank may reasonably request.

            (b) No Event of Default. No Event of Default shall have occurred and be continuing.

            (c) Representations and Warranties. All of the representations and warranties contained in Article II of the Agreement, as amended hereby and in the other Loan Documents shall be true and correct on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

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                                    ARTICLE V

                       Termination of Certain Agreements

      Section 5.1 Termination of Securities Account Agreements. Effective as of the date hereof, Bank hereby acknowledges that Borrower shall be released and discharged from any and all obligations under the Securities Account Agreements and said Securities Account Agreements shall hereby be deemed to be terminated. Bank hereby releases and discharges the Collateral (as defined in the Securities Account Agreements), but only such Collateral, from all liens, rights, titles, interests, assignments and security interests covering such Collateral, but only such Collateral, held by Bank by virtue of the Securities Account Agreements. All other collateral covered by the other Security Documents shall remain subject to the liens and security interests of the other Security Documents and shall not be affected hereby.

                                   ARTICLE VI

                                 Miscellaneous

      Section 6.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank shall affect the representations and warranties or the right of Bank to rely upon them.

      Section 6.2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

      Section 6.3 Expenses. Borrower hereby agrees to pay on demand: (a) all costs and expenses of Bank in connection with the preparation, negotiation, execution, delivery and past and future administration of this Amendment, the Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the fees and expenses of legal counsel, consultants and other advisors and professionals for Bank, (b) all costs and expenses of Bank in connection with any Event of Default and the enforcement of the Agreement, this Amendment or any other Loan Document, including, without limitation, the fees and expenses of legal counsel, consultants and other advisors and professionals for Bank, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any governmental authority in respect of the Agreement or any of the other Loan Documents, (d) all costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or lien, if any, contemplated by the Agreement or any other Loan Document, (e) all out-of-pocket fees and expenses of Bank incurred in connection with the Loan Documents, including legal and other professional fees and expenses, and (f) all other costs and expenses incurred by Bank in connection with this Amendment, the Agreement or any other Loan Document.

      Section 6.4 INDEMNIFICATION. BORROWER HEREBY AGREES TO INDEMNIFY BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE

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 OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLD EACH OF
THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (a) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (b) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (c) ANY BREACH BY BORROWER OR ANY GUARANTOR OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (d) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF BORROWER, ANY GUARANTOR OR ANY OF THEIR SUBSIDIARIES, (e) THE USE OR PROPOSED USE OF ANY LETTER OF CREDIT, (f) ANY AND ALL TAXES, LEVIES, DEDUCTIONS, AND CHARGES IMPOSED ON BANK OR ANY OF BANK'S CORRESPONDENTS IN RESPECT OF ANY LETTER OF CREDIT, OR (g) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING AND ANY LEGAL PROCEEDING RELATING TO ANY COURT ORDER, INJUNCTION OR OTHER PROCESS OR DECREE RESTRAINING OR SEEKING TO RESTRAIN BANK FROM PAYING ANY AMOUNT UNDER ANY LETTER OF CREDIT. WITHOUT LIMITING ANY PROVISION OF THE AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON; PROVIDED HOWEVER, NO PERSON SHALL BE INDEMNIFIED HEREUNDER FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

      Section 6.5 WAIVER AND RELEASE. IN ADDITION, TO INDUCE BANK TO AGREE TO THE TERMS OF THIS AMENDMENT, BORROWER REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

            (a) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT; AND

            (b) RELEASE. RELEASES AND DISCHARGES BANK, AND ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE

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      "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS,
      LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH BORROWER AND EACH GUARANTOR EVER HAD, NOW HAVE, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

      Section 6.6 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      Section 6.7 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

      Section 6.8 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Bank and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

      Section 6.9 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Signatures transmitted by facsimile shall be effective as originals.

      Section 6.10 Headings. The headings, captions, and arrangements use in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      Section 6.11 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  [Remainder of Page Intentionally Left Blank]

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      Executed as of the date first written above.

INTERVOICE, INC.                            WELLS FARGO BANK,
                                            NATIONAL ASSOCIATION

By: /s/ Craig E. Holmes                     By: /s/ Jay W. Denny
    -----------------------------------         ----------------------------
    Craig E. Holmes, Executive Vice             Jay W. Denny
    President and Chief Financial Officer       Senior Vice President/Region
                                                Manager

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